EXHIBIT 99(a)

For additional information contact:	Andrew Moreau 501-905-7962

Director – Corporate Communications

andrew.moreau@alltel.com

Rob Clancy 501-905-8991
Vice President – Investor Relations
rob.clancy@alltel.com

Release Date:	July 24, 2003

ALLTEL reports strong second-quarter results

Company strengthens balance sheet as cash flow grows

LITTLE ROCK, Ark. – ALLTEL today announced that the company achieved strong results in the second quarter. Fully diluted earnings per share under Generally Accepted Accounting Principles (GAAP) was $1.75, a 154 percent increase from a year ago, and includes a gain from the sale of ALLTEL’s financial services division and several other one-time items. Excluding these items, fully diluted earnings per share from current businesses was 78 cents, a 10 percent increase from a year ago.

Among the highlights for the second-quarter:

•                  Total revenues were $2 billion, an 18 percent increase from a year ago. Net income under GAAP was $548 million.  Net income from current businesses was $244 million, up 10 percent.

•                  Wireless revenues were $1.2 billion, a 19 percent increase from a year ago. Segment income was $262 million, up 15 percent.

•                  Wireline revenues were $606 million, a 22 percent increase from a year ago. Segment income was $217 million, up 20 percent.

•                  Equity free cash flow from current businesses was $236 million, an 84 percent increase from a year ago. Net cash from operations was $663 million, a 23 percent increase from a year ago.

•                  Wireless post-pay customer churn was 2.03 percent, the company’s lowest post-pay churn rate in more than three years.

•                  More than 17,000 DSL customers were added, giving the company a penetration rate of 6 percent of addressable lines.

“ALLTEL delivered strong results that were driven by solid performance throughout the business,” said Scott Ford, ALLTEL president and chief executive officer.

ALLTEL completed the sale of the financial services division of its information services business on April 1, recording a pre-tax gain of $555 million. The company also incurred one-time expenses of $32 million in the quarter.

The company used the proceeds from the sale of the financial services division along with the cash generated from business operations to decrease long-term debt by $535 million. The company has no borrowings outstanding on its $1.5 billion commercial paper facility and increased its cash and short-term investments by more than $440 million in the quarter.

Also in the quarter, the company began an advertising campaign highlighting ALLTEL’s commitment to serving customers. The campaign conveys ALLTEL’s brand promise to “get it right or make it right” for customers.

ALLTEL is a customer-focused communications company with more than 12 million customers and nearly $8 billion in annual revenues. ALLTEL provides wireless, local telephone, long-distance, Internet and high-speed data services to residential and business customers in 26 states.

ALLTEL claims the protection of the safe-harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. These forward-looking statements are based on estimates, projections, beliefs and assumptions and are not guarantees of future events and results. Actual future events and results may differ materially from those expressed in these forward-looking statements as a result of a number of important factors. Representative examples of these factors include (without limitation) adverse changes in economic conditions in the markets served by ALLTEL; the extent, timing, and overall effects of competition in the communications business; material changes in the communications industry generally that could adversely affect vendor relationships with equipment and network suppliers and customer relationships with wholesale customers; material changes in communications technology; the risks associated with the integration of acquired businesses; adverse changes in the terms and conditions of the company's wireless roaming agreements;

2

the potential for adverse changes in the ratings given to ALLTEL's debt securities by nationally accredited ratings organizations; the availability and cost of financing in the corporate debt markets; the uncertainties related to ALLTEL’s strategic investments; the effects of work stoppages; the effects of litigation; ongoing deregulation (and the resulting likelihood of significantly increased price and product/service competition) in the communications business as a result of federal and state legislation, rules, and regulations; the final outcome of federal, state and local regulatory initiatives and proceedings related to the terms and conditions of interconnection, access charges, universal service and unbundled network elements and resale rates; and the effects of the Federal Communications Commission’s wireless number portability rules. In addition to these factors, actual future performance, outcomes and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes.

ALLTEL, NYSE: AT
www.alltel.com

3

ALLTEL CORPORATION

CONSOLIDATED HIGHLIGHTS

BUSINESS SEGMENTS AND OTHER CONSOLIDATED FINANCIAL INFORMATION UNDER GAAP

(Dollars in thousands, except per share amounts)

	THREE MONTHS ENDED				SIX MONTHS ENDED
	June 30, 2003	June 30, 2002	Increase (Decrease) Amount	%	June 30, 2003	June 30, 2002	Increase (Decrease) Amount	%

REVENUES AND SALES:
Wireless	$1,195,416	$1,002,725	$192,691	19	$2,303,235	$1,946,854	$356,381	18
Wireline	606,244	497,206	109,038	22	1,215,100	996,258	218,842	22
Communications support services	242,835	239,902	2,933	1	467,959	451,760	16,199	4
Total business segments	2,044,495	1,739,833	304,662	18	3,986,294	3,394,872	591,422	17
Less: intercompany eliminations	34,243	40,796	(6,553)	(16)	70,244	72,947	(2,703)	(4)
Total revenues and sales	$2,010,252	$1,699,037	$311,215	18	$3,916,050	$3,321,925	$594,125	18

SEGMENT INCOME:
Wireless	$261,991	$224,284	$37,707	17	$497,978	$444,520	$53,458	12
Wireline	216,826	170,459	46,367	27	439,614	360,541	79,073	22
Communications support services	20,801	21,105	(304)	(1)	38,451	39,819	(1,368)	(3)
Total segment income	499,618	415,848	83,770	20	976,043	844,880	131,163	16
Corporate expenses	9,502	8,788	714	8	19,884	17,091	2,793	16
Integration expenses and other charges	18,979	9,022	9,957	110	18,979	51,870	(32,891)	(63)
Total operating income	$471,137	$398,038	$73,099	18	$937,180	$775,919	$161,261	21

OPERATING MARGIN (A):
Wireless	21.9%	22.4%	(.5)%	(2)	21.6%	22.8%	(1.2)%	(5)
Wireline	35.8%	34.3%	1.5%	4	36.2%	36.2%	—	—
Communications support services	8.6%	8.8%	(.2)%	(2)	8.2%	8.8%	(.6)%	(7)
Consolidated	23.4%	23.4%	—	—	23.9%	23.4%	.5%	2

NET INCOME	$548,136	$216,168	$331,968	154	$828,421	$429,974	$398,447	93
EARNINGS PER SHARE:
Basic	$1.76	$.70	$1.06	151	$2.66	$1.38	$1.28	93
Diluted	$1.75	$.69	$1.06	154	$2.65	$1.38	$1.27	92

Weighted average common shares:
Basic (in thousands)	311,423	310,973	450	—	311,306	310,886	420	—
Fully diluted (in thousands)	312,431	312,361	70	—	312,371	312,494	(123)	—
Annual dividend rate per common share	$1.40	$1.36	$.04	3	$1.40	$1.36	$.04	3

(A) Operating margin is calculated by dividing segment income by the corresponding amount of segment revenues and sales.

ALLTEL CORPORATION

CONSOLIDATED STATEMENTS OF INCOME UNDER GAAP

(Dollars in thousands, except per share amounts)

	THREE MONTHS ENDED		SIX MONTHS ENDED
	June 30, 2003	June 30, 2002	June 30, 2003	June 30, 2002
Revenues and sales:
Service revenues	$1,797,520	$1,524,322	$3,513,982	$3,003,213
Product sales	212,732	174,715	402,068	318,712
Total revenues and sales	2,010,252	1,699,037	3,916,050	3,321,925
Costs and expenses:
Cost of services	541,348	490,269	1,068,753	940,626
Cost of products sold	271,354	224,360	509,066	433,096
Selling, general, administrative and other	396,722	319,582	767,837	615,151
Depreciation and amortization	310,712	257,766	614,235	505,263
Integration expenses and other charges	18,979	9,022	18,979	51,870
Total costs and expenses	1,539,115	1,300,999	2,978,870	2,546,006

Operating income	471,137	398,038	937,180	775,919

Equity earnings in unconsolidated partnerships	16,689	13,741	34,194	22,385
Minority interest in consolidated partnerships	(21,390)	(18,677)	(39,224)	(33,702)
Other income, net	3,634	5,537	4,081	6,773
Interest expense	(93,210)	(77,509)	(196,582)	(138,380)
Write-down of investments and other	(13,066)	(13,739)	(13,066)	(13,739)

Income from continuing operations before income taxes	363,794	307,391	726,583	619,256
Income taxes	139,585	115,378	274,752	232,307

Income from continuing operations	224,209	192,013	451,831	386,949

Discontinued operations:
Income from discontinued operations (net of income taxes)	—	24,155	37,072	43,025
Gain on sale of discontinued operations (net of income taxes)	323,927	—	323,927	—

Income before cumulative effect of accounting change	548,136	216,168	812,830	429,974
Cumulative effect of accounting change (net of income taxes)	—	—	15,591	—

Net income	548,136	216,168	828,421	429,974
Preferred dividends	28	32	56	65
Net income applicable to common shares	$548,108	$216,136	$828,365	$429,909

Basic earnings per share:
Income from continuing operations	$.72	$.62	$1.45	$1.24
Income from discontinued operations	1.04	.08	1.16	.14
Cumulative effect of accounting change	—	—	.05	—
Net income	$1.76	$.70	$2.66	$1.38

Diluted earnings per share:
Income from continuing operations	$.72	$.61	$1.45	$1.24
Income from discontinued operations	1.03	.08	1.15	.14
Cumulative effect of accounting change	—	—	.05	—
Net income	$1.75	$.69	$2.65	$1.38

ALLTEL CORPORATION

CONSOLIDATED RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)

(Dollars in thousands, except per share amounts)

	(NON-GAAP) THREE MONTHS ENDED				(NON-GAAP) SIX MONTHS ENDED
	June 30, 2003	June 30, 2002	Increase (Decrease) Amount	%	June 30, 2003	June 30, 2002	Increase (Decrease) Amount	%

REVENUES AND SALES:
Wireless	$1,195,416	$1,002,725	$192,691	19	$2,303,235	$1,946,854	$356,381	18
Wireline	606,244	497,206	109,038	22	1,215,100	996,258	218,842	22
Communications support services	242,835	239,902	2,933	1	467,959	451,760	16,199	4
Total business segments	2,044,495	1,739,833	304,662	18	3,986,294	3,394,872	591,422	17
Less: intercompany eliminations	34,243	40,796	(6,553)	(16)	70,244	72,947	(2,703)	(4)
Total revenues and sales	$2,010,252	$1,699,037	$311,215	18	$3,916,050	$3,321,925	$594,125	18

SEGMENT INCOME:
Wireless	$261,991	$227,384	$34,607	15	$497,978	$447,620	$50,358	11
Wireline	216,826	181,359	35,467	20	439,614	371,441	68,173	18
Communications support services	20,801	21,105	(304)	(1)	38,451	39,819	(1,368)	(3)
Total segment income	499,618	429,848	69,770	16	976,043	858,880	117,163	14
Corporate expenses	9,502	8,788	714	8	19,884	17,091	2,793	16
Total operating income	$490,116	$421,060	$69,056	16	$956,159	$841,789	$114,370	14

OPERATING MARGIN (A):
Wireless	21.9%	22.7%	(.8)%	(4)	21.6%	23.0%	(1.4)%	(6)
Wireline	35.8%	36.5%	(.7)%	(2)	36.2%	37.3%	(1.1)%	(3)
Communications support services	8.6%	8.8%	(.2)%	(2)	8.2%	8.8%	(.6)%	(7)
Consolidated	24.4%	24.8%	(.4)%	(2)	24.4%	25.3%	(.9)%	(4)

NET INCOME	$244,016	$222,809	$21,207	10	$471,638	$443,835	$27,803	6
EARNINGS PER SHARE:
Basic	$.78	$.72	$.06	8	$1.51	$1.43	$.08	6
Diluted	$.78	$.71	$.07	10	$1.51	$1.42	$.09	6

(A) Operating margin is calculated by dividing segment income by the corresponding amount of segment revenues and sales.

Current businesses excludes integration expenses and other charges, gain (loss) on disposal of assets, write-down of investments and receivables, and net financing costs related to the prefunding of the Company’s 2002 wireless and wireline acquisitions.

ALLTEL CORPORATION

RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)

for the three months ended June 30, 2003

(Dollars in thousands, except per share amounts)

	Results of Operations Under GAAP	Items Excluded from Current Businesses		Results of Operations from Current Businesses	Segment Information from Current Businesses			Corporate Operations and Intercompany Eliminations
					Wireless	Wireline	Communications Support Services

Revenues and sales:
Service revenues	$1,797,520	$—		$1,797,520	$1,127,642	$597,109	$106,708	$(33,939)
Product sales	212,732	—		212,732	67,774	9,135	136,127	(304)
Total revenues and sales	2,010,252	—		2,010,252	1,195,416	606,244	242,835	(34,243)
Costs and expenses:
Cost of services	541,348	—		541,348	316,912	185,546	72,046	(33,156)
Cost of products sold	271,354	—		271,354	141,246	6,319	124,088	(299)
Selling, general, administrative and other	396,722	—		396,722	309,903	64,177	17,094	5,548
Depreciation and amortization	310,712	—		310,712	165,364	133,376	8,806	3,166
Integration expenses and other charges	18,979	(18,979	)(A)	—	—	—	—	—
Total costs and expenses	1,539,115	(18,979)		1,520,136	933,425	389,418	222,034	(24,741)

Operating income	471,137	18,979		490,116	$261,991	$216,826	$20,801	$(9,502)

Equity earnings in unconsolidated partnerships	16,689	—		16,689
Minority interest in consolidated partnerships	(21,390)	—		(21,390)
Other income, net	3,634	—		3,634
Interest expense	(93,210)	—		(93,210)
Write-down of investments and other	(13,066)	13,066	(B)	—

Income from continuing operations before income taxes	363,794	32,045		395,839
Income taxes	139,585	12,238	(J)	151,823

Income from continuing operations	224,209	19,807		244,016

Discontinued operations:
Income from discontinued operations (net of income taxes)	—	—		—
Gain on sale of discontinued operations (net of income taxes)	323,927	(323,927	)(H)	—

Income before cumulative effect of accounting change	548,136	(304,120)		244,016
Cumulative effect of accounting change (net of income taxes)	—	—		—

Net income	548,136	(304,120)		244,016
Preferred dividends	28	—		28
Net income applicable to common shares	$548,108	$(304,120)		$243,988

Basic earnings per share:
Income from continuing operations	$.72	$.06		$.78
Income from discontinued operations	1.04	(1.04)		—
Cumulative effect of accounting change	—	—		—
Net income	$1.76	$(.98)		$.78

Diluted earnings per share:
Income from continuing operations	$.72	$.06		$.78
Income from discontinued operations	1.03	(1.03)		—
Cumulative effect of accounting change	—	—		—
Net income	$1.75	$(.97)		$.78

See notes on pages 8 and 9 for a description of the line items marked (A) - (K).

ALLTEL CORPORATION

RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)

for the three months ended June 30, 2002

(Dollars in thousands, except per share amounts)

	Results of Operations Under GAAP	Items Excluded from Current Businesses		Results of Operations from Current Businesses	Segment Information from Current Businesses
					Wireless	Wireline	Communications Support Services	Corporate Operations and Intercompany Eliminations

Revenues and sales:
Service revenues	$1,524,322	$—		$1,524,322	$965,543	$489,265	$109,625	$(40,111)
Product sales	174,715	—		174,715	37,182	7,941	130,277	(685)
Total revenues and sales	1,699,037	—		1,699,037	1,002,725	497,206	239,902	(40,796)
Costs and expenses:
Cost of services	490,269	(14,000	)(C)	476,269	293,862	146,128	75,677	(39,398)
Cost of products sold	224,360	—		224,360	103,624	5,695	115,717	(676)
Selling, general, administrative and other	319,582	—		319,582	240,282	56,924	18,050	4,326
Depreciation and amortization	257,766	—		257,766	137,573	107,100	9,353	3,740
Integration expenses and other charges	9,022	(9,022	)(D)	—	—	—	—	—
Total costs and expenses	1,300,999	(23,022)		1,277,977	775,341	315,847	218,797	(32,008)

Operating income	398,038	23,022		421,060	$227,384	$181,359	$21,105	$(8,788)

Equity earnings in unconsolidated partnerships	13,741	—		13,741
Minority interest in consolidated partnerships	(18,677)	—		(18,677)
Other income, net	5,537	(4,291	)(E)	1,246
Interest expense	(77,509)	17,813	(F)	(59,696)
Write-down of investments and other	(13,739)	13,739	(G)	—

Income from continuing operations before income taxes	307,391	50,283		357,674
Income taxes	115,378	19,487	(J)	134,865

Income from continuing operations	192,013	30,796		222,809

Discontinued operations:
Income from discontinued operations (net of income taxes)	24,155	(24,155	)(H)	—
Gain on sale of discontinued operations (net of income taxes)	—	—		—

Income before cumulative effect of accounting change	216,168	6,641		222,809
Cumulative effect of accounting change (net of income taxes)	—	—		—

Net income	216,168	6,641		222,809
Preferred dividends	32	—		32
Net income applicable to common shares	$216,136	$6,641		$222,777

Basic earnings per share:
Income from continuing operations	$.62	$.10		$.72
Income from discontinued operations	.08	(.08)		—
Cumulative effect of accounting change	—	—		—
Net income	$.70	$.02		$.72

Diluted earnings per share:
Income from continuing operations	$.61	$.10		$.71
Income from discontinued operations	.08	(.08)		—
Cumulative effect of accounting change	—	—		—
Net income	$.69	$.02		$.71

See notes on pages 8 and 9 for a description of the line items marked (A) - (K).

ALLTEL CORPORATION

RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)

for the six months ended June 30, 2003

(Dollars in thousands, except per share amounts)

	Results of Operations Under GAAP	Items Excluded from Current Businesses		Results of Operations from Current Businesses	Segment Information from Current Businesses			Corporate Operations and Intercompany Eliminations
					Wireless	Wireline	Communications Support Services

Revenues and sales:
Service revenues	$3,513,982	$—		$3,513,982	$2,174,652	$1,194,641	$214,265	$(69,576)
Product sales	402,068	—		402,068	128,583	20,459	253,694	(668)
Total revenues and sales	3,916,050	—		3,916,050	2,303,235	1,215,100	467,959	(70,244)
Costs and expenses:
Cost of services	1,068,753	—		1,068,753	624,422	367,612	144,751	(68,032)
Cost of products sold	509,066	—		509,066	263,693	14,261	231,772	(660)
Selling, general, administrative and other	767,837	—		767,837	590,609	130,403	34,813	12,012
Depreciation and amortization	614,235	—		614,235	326,533	263,210	18,172	6,320
Integration expenses and other charges	18,979	(18,979	)(A)	—	—	—	—	—
Total costs and expenses	2,978,870	(18,979)		2,959,891	1,805,257	775,486	429,508	(50,360)

Operating income	937,180	18,979		956,159	$497,978	$439,614	$38,451	$(19,884)

Equity earnings in unconsolidated partnerships	34,194	—		34,194
Minority interest in consolidated partnerships	(39,224)	—		(39,224)
Other income, net	4,081	—		4,081
Interest expense	(196,582)	—		(196,582)
Write-down of investments and other	(13,066)	13,066	(B)	—

Income from continuing operations before income taxes	726,583	32,045		758,628
Income taxes	274,752	12,238	(J)	286,990

Income from continuing operations	451,831	19,807		471,638

Discontinued operations:
Income from discontinued operations (net of income taxes)	37,072	(37,072	)(H)	—
Gain on sale of discontinued operations (net of income taxes)	323,927	(323,927	)(H)	—

Income before cumulative effect of accounting change	812,830	(341,192)		471,638
Cumulative effect of accounting change (net of income taxes)	15,591	(15,591	)(K)	—

Net income	828,421	(356,783)		471,638
Preferred dividends	56	—		56
Net income applicable to common shares	$828,365	$(356,783)		$471,582

Basic earnings per share:
Income from continuing operations	$1.45	$.06		$1.51
Income from discontinued operations	1.16	(1.16)		—
Cumulative effect of accounting change	.05	(.05)		—
Net income	$2.66		$(1.15)	$1.51

Diluted earnings per share:
Income from continuing operations	$1.45	$.06		$1.51
Income from discontinued operations	1.15	(1.15)		—
Cumulative effect of accounting change	.05	(.05)		—
Net income	$2.65		$(1.14)	$1.51

See notes on pages 8 and 9 for a description of the line items marked (A) - (K).

ALLTEL CORPORATION

RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)

for the six months ended June 30, 2002

(Dollars in thousands, except per share amounts)

	Results of Operations Under GAAP	Items Excluded from Current Businesses		Results of Operations from Current Businesses
					Segment Information from Current Businesses			Corporate Operations and Intercompany Eliminations
					Wireless	Wireline	Communications Support Services

Revenues and sales:
Service revenues	$3,003,213	$—		$3,003,213	$1,880,289	$980,672	$213,569	$(71,317)
Product sales	318,712	—		318,712	66,565	15,586	238,191	(1,630)
Total revenues and sales	3,321,925	—		3,321,925	1,946,854	996,258	451,760	(72,947)
Costs and expenses:
Cost of services	940,626	(14,000	)(C)	926,626	562,219	287,394	146,836	(69,823)
Cost of products sold	433,096	—		433,096	213,379	10,981	210,405	(1,669)
Selling, general, administrative and other	615,151	—		615,151	454,855	116,030	36,211	8,055
Depreciation and amortization	505,263	—		505,263	268,781	210,412	18,489	7,581
Integration expenses and other charges	51,870	(51,870	)(D)(I)	—	—	—	—	—
Total costs and expenses	2,546,006	(65,870)		2,480,136	1,499,234	624,817	411,941	(55,856)

Operating income	775,919	65,870		841,789	$447,620	$371,441	$39,819	$(17,091)

Equity earnings in unconsolidated partnerships	22,385	—		22,385
Minority interest in consolidated partnerships	(33,702)	—		(33,702)
Other income, net	6,773	(4,291	)(E)	2,482
Interest expense	(138,380)	17,813	(F)	(120,567)
Write-down of investments and other	(13,739)	13,739	(G)	—

Income from continuing operations before income taxes	619,256	93,131		712,387
Income taxes	232,307	36,245	(J)	268,552

Income from continuing operations	386,949	56,886		443,835

Discontinued operations:
Income from discontinued operations (net of income taxes)	43,025	(43,025	)(H)	—
Gain on sale of discontinued operations (net of income taxes)	—	—		—

Income before cumulative effect of accounting change	429,974	13,861		443,835
Cumulative effect of accounting change (net of income taxes)	—	—		—

Net income	429,974	13,861		443,835
Preferred dividends	65	—		65
Net income applicable to common shares	$429,909	$13,861		$443,770

Basic earnings per share:
Income from continuing operations	$1.24	$.19		$1.43
Income from discontinued operations	.14	(.14)		—
Cumulative effect of accounting change	—	—		—
Net income	$1.38	$.05		$1.43

Diluted earnings per share:
Income from continuing operations	$1.24	$.18		$1.42
Income from discontinued operations	.14	(.14)		—
Cumulative effect of accounting change	—	—		—
Net income	$1.38	$.04		$1.42

See notes on pages 8 and 9 for a description of the line items marked (A) - (K).

ALLTEL CORPORATION

NOTES TO RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)

As disclosed in the Company’s Form 8-K filed on July 24, 2003, ALLTEL has presented in this earnings release results of operations from current businesses which exclude the following items: the effects of discontinued operations, early termination of debt, integration expenses and other charges, gain on disposal of assets, write-down of investments and receivables and the net financing costs related to prefunding the Company’s 2002 acquisitions of wireless properties from CenturyTel, Inc. (“CenturyTel”) and wireline properties in Kentucky from Verizon Communications, Inc. (“Verizon”).  ALLTEL’s purpose for excluding items from the current business measures is to focus on ALLTEL’s true earnings capacity associated with providing telecommunication services.  Management believes the items excluded from the current business measures are related to strategic activities or other events, specific to the time and opportunity available, and, accordingly, should be excluded when evaluating the trends of the Company’s operations.

ALLTEL believes that presenting the current business measures assists investors in assessing the true business performance of the Company by clarifying for investors the effects that certain items such as asset sales, restructuring expenses and other business consolidation costs arising from past acquisition and restructuring activities had on the Company’s GAAP consolidated results of operations.  The Company uses results from current businesses as management’s primary measure of the performance of its business segments.  ALLTEL management, including the chief operating decision-maker, uses the current business measures consistently for all purposes, including internal reporting purposes, the evaluation of business objectives, opportunities and performance and the determination of management compensation.

As the Company evaluates segment performance based on segment income, which is computed as revenues and sales less operating expenses, the integration expenses and other charges and write-down of investments have not been allocated to the business segments.  In addition, none of the non-operating items such as equity earnings in unconsolidated partnerships, minority interest expense, other income, net, interest expense and income taxes have been allocated to the segments.

(A)                              These charges included severance and employee benefit costs of $8.5 million related to a planned workforce reduction, primarily resulting from the closing of certain call center locations.  The Company also recorded a $2.7 million reduction in the liabilities associated with various restructuring activities initiated prior to 2003, primarily resulting from differences between estimated and actual severance costs paid in completing the previous planned workforce reductions.  ALLTEL also wrote off $13.2 million of certain capitalized software development costs that had no alternative future use or functionality.

(B)                                ALLTEL recorded pretax write-downs totaling $6.0 million to reflect other-than-temporary declines in the fair value of certain investments in unconsolidated limited partnerships.  In addition, the Company retired, prior to its stated maturity dates, $249.1 million of long-term debt, representing all of the long-term debt outstanding under the Rural Utilities Services, Rural Telephone Bank and Federal Financing Bank programs.  In connection with the early retirement of the debt, the Company incurred pretax termination fees of $7.1 million.

(C)                                Represents additional bad debt expense recorded by the Company due to the bankruptcy filing of an interexchange carrier.  Of the total, $3.1 million of the write-down related to the wireless segment and $10.9 million related to the wireline segment.

(D)                               These charges represent costs incurred by the Company related to its acquisitions completed on August 1, 2002 of wireless properties from CenturyTel and wireline properties in Kentucky from Verizon.  These expenses included internal payroll and employee benefit costs, contracted services, branding and other computer programming costs incurred in connection with expanding ALLTEL’s customer service and operations support functions to handle increased customer volumes resulting from the acquisitions and to convert Verizon’s customer billing and operations support systems to ALLTEL’s internal systems.

(E)                                 Represents additional interest income earned due to investing proceeds received from ALLTEL’s equity unit and long-term debt offerings.  These security offerings were issued to prefund the Company’s 2002 acquisitions of wireless properties from CenturyTel and wireline properties in Kentucky from Verizon discussed in Note D.

ALLTEL CORPORATION

NOTES TO RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)

(F)                                 Represents additional interest expense incurred due to the issuance of ALLTEL’s equity unit and long-term debt offerings to prefund the Company’s 2002 wireless and wireline acquisitions discussed in Note D.

(G)                                Represents the write-down to reflect the other-than-temporary declines in the fair value of two equity investments.

(H)                               Eliminates the effects of discontinued operations, including the gain realized upon the sale of such operations.  On April 1, 2003, ALLTEL completed the sale of the financial services division of its information services subsidiary, ALLTEL Information Services, Inc., to Fidelity National Financial Inc. (“Fidelity National”), for $1.05 billion, payable in the form of $775.0 million in cash and $275.0 million in Fidelity National common stock.  As part of this transaction, Fidelity National acquired ALLTEL’s mortgage servicing, retail and wholesale banking and commercial lending operations, as well as the community/regional bank division.

(I)                                    These charges included $32.4 million incurred by the Company in connection with the restructuring of the Company’s competitive local exchange carrier (“CLEC”) and retail store operations.  The restructuring charges included severance and employee benefit costs of $13.4 million related to a planned workforce reduction, $12.4 million of costs associated with terminating certain CLEC transport agreements and lease termination fees incurred with the closing of certain retail and call center locations.  In exiting the CLEC operations, the Company also incurred $2.2 million of costs to disconnect and remove switching and other transmission equipment from central office facilities and expenses to notify and migrate customers to other service providers.  ALLTEL also wrote off $4.4 million of certain capitalized software development costs that had no alternative future use or functionality.  The Company also recorded a $7.1 million write-down in the carrying value of certain cell site equipment, and incurred $3.4 million of expenses related to ALLTEL’s acquisition completed on August 1, 2002 of wireline properties from Verizon in Kentucky, as discussed in Note D above.

(J)                                   Tax related effects of the items discussed in Notes A - I above.

(K)                               Represents the cumulative effect of the change in accounting resulting from the Company’s adoption of Statement of Financial Accounting Standards (“SFAS”) No. 143, “Accounting for Asset Retirement Obligations”.  In accordance with federal and state regulations, depreciation expense for ALLTEL’s wireline operations historically included an additional provision for cost of removal.  For ALLTEL’s wireline operations in Kentucky and Nebraska not subject to SFAS No. 71, “Accounting for the Effects of Certain Types of Regulation”, effective with the adoption of SFAS No. 143, the Company ceased recognition of the cost of removal provision in depreciation expense and eliminated the cumulative cost of removal included in accumulated depreciation because it did not meet the recognition and measurement principles of an asset retirement obligation under SFAS No. 143.  As a result of a Federal Communications Commission ruling, ALLTEL will continue to record a regulatory liability for cost of removal for its wireline subsidiaries that follow the accounting prescribed by SFAS No. 71.

ALLTEL CORPORATION

SUPPLEMENTAL OPERATING INFORMATION

	THREE MONTHS ENDED				SIX MONTHS ENDED
	June 30, 2003	June 30, 2002	Increase (Decrease) Amount	%	June 30, 2003	June 30, 2002	Increase (Decrease) Amount	%
Wireless:
Controlled POPs	60,163,350	51,107,009	9,056,341	18
Customers	7,872,260	6,843,411	1,028,849	15
Penetration rate	13.1%	13.4%	(.3)%	(2)
Average customers	7,828,849	6,804,099	1,024,750	15	7,741,959	6,747,821	994,138	15
Gross customer additions:
Internal	655,682	558,887	96,795	17	1,312,806	1,127,723	185,083	16
Acquired, net of divested	30,413	—	30,413	—	141,333	—	141,333	—
Total	686,095	558,887	127,208	23	1,454,139	1,127,723	326,416	29
Net customer additions:
Internal	80,998	80,197	801	1	129,329	160,447	(31,118)	(19)
Acquired, net of divested	30,413	—	30,413	—	141,333	—	141,333	—
Total	111,411	80,197	31,214	39	270,662	160,447	110,215	69
Average revenue per customer per month	$48.01	$47.30	$.71	2	$46.82	$46.44	$.38	1
Cost to acquire a new customer (A)	$322	$321	$1	—	$303	$318	$(15)	(5)
Postpay churn	2.03%	2.19%	(.16)%	(7)	2.10%	2.25%	(.15)%	(7)
Total churn	2.45%	2.35%	.10%	4	2.55%	2.39%	.16%	7
Service revenue operating margin (B)	23.2%	23.5%	(.3)%	(1)	22.9%	23.8%	(.9)%	(4)
Capital expenditures (in thousands)	$205,903	$220,863	$(14,960)	(7)	$347,855	$336,470	$11,385	3

Wireline:
Customers	3,133,659	2,611,861	521,798	20
DSL customers	105,178	38,067	67,111	176
Capital expenditures (in thousands)	$91,848	$104,642	$(12,794)	(12)	$173,394	$174,576	$(1,182)	(1)

Communications support services:
Long-distance customers	1,644,436	1,363,794	280,642	21
Capital expenditures (in thousands)	$5,992	$7,146	$(1,154)	(16)	$9,811	$11,503	$(1,692)	(15)

Consolidated:
Equity free cash flow (C)	$236,223	$128,280	$107,943	84	$526,068	$387,190	$138,878	36
Capital expenditures (in thousands) (D)	$318,505	$352,295	$(33,790)	(10)	$559,805	$561,908	$(2,103)	—
Total assets (in thousands)	$16,607,806	$15,580,988	$1,026,818	7

(A)      Cost to acquire a new customer is calculated by dividing the GAAP reported sales and marketing expenses and net equipment subsidies (included within “Selling, general, administrative and other” and “Cost of products sold”, respectively, as reported in the Consolidated Statements of Income), by the number of internal gross customer additions in the period.

(B)        Service revenue operating margin is calculated by dividing wireless segment income by wireless service revenue.

(C)        Equity free cash flow is calculated as the sum of net income from current businesses plus depreciation and amortization less capital expenditures which includes capitalized software development costs as indicated in Note D.

(D)       Includes capitalized software development costs.

ALLTEL CORPORATION

CONSOLIDATED BALANCE SHEETS UNDER GAAP

(Dollars in thousands)

ASSETS	June 30, 2003	Dec. 31, 2002

CURRENT ASSETS:
Cash and short-term investments	$496,413	$134,641
Accounts receivable (less allowance for doubtful accounts of $51,585 and $68,391, respectively)	1,111,347	1,162,833
Inventories	135,956	138,530
Prepaid expenses and other	51,979	38,819
Assets held for sale	—	538,223

Total current assets	1,795,695	2,013,046

Investments	640,087	327,424
Goodwill	4,851,624	4,769,718
Other intangibles	1,342,846	1,346,510

PROPERTY, PLANT AND EQUIPMENT:
Land	289,787	275,332
Buildings and improvements	1,114,479	1,074,277
Wireline	6,331,789	6,188,507
Wireless	5,069,452	4,798,304
Information processing	1,064,773	1,047,659
Other	561,347	571,042
Under construction	412,401	365,026

Total property, plant and equipment	14,844,028	14,320,147
Less accumulated depreciation	7,248,749	6,756,451

Net property, plant and equipment	7,595,279	7,563,696

Other assets	382,275	368,746

TOTAL ASSETS	$16,607,806	$16,389,140

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES:
Current maturities of long-term debt	$276,471	$494,711
Accounts payable	588,819	558,275
Advance payments and customer deposits	207,991	214,296
Accrued taxes	347,010	72,255
Accrued dividends	109,504	109,564
Accrued interest	108,171	123,806
Other current liabilities	144,355	136,459
Liabilities related to assets held for sale	—	190,498

Total current liabilities	1,782,321	1,899,864

Long-term debt	5,657,670	6,145,381
Deferred income taxes	1,281,364	1,115,463
Other liabilities	1,223,366	1,230,328

SHAREHOLDERS’ EQUITY:
Preferred stock	368	391
Common stock	311,817	311,183
Additional paid-in capital	718,678	695,656
Unrealized holding gain (loss) on investments	23,516	(1)
Foreign currency translation adjustment	592	(6,868)
Retained earnings	5,608,114	4,997,743

Total shareholders’ equity	6,663,085	5,998,104

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$16,607,806	$16,389,140

ALLTEL CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS UNDER GAAP

(Dollars in thousands)

	THREE MONTHS ENDED		SIX MONTHS ENDED
	June 30, 2003	June 30, 2002	June 30, 2003	June 30, 2002
Net Cash Provided from Operations:
Net income	$ 548,136	$ 216,168	$ 828,421	$ 429,974
Adjustments to reconcile net income to net cash provided from operations:
Income from discontinued operations	(323,927)	(24,155)	(360,999)	(43,025)
Cumulative effect of accounting change	—	—	(15,591)	—
Depreciation and amortization	310,712	257,766	614,235	505,263
Provision for doubtful accounts	44,232	80,929	97,040	135,100
Non-cash portion of integration expenses and other charges	13,245	942	13,245	12,387
Write-down of investments and other	13,066	13,739	13,066	13,739
Increase in deferred income taxes	36,543	29,529	114,526	63,394
Other, net	13,649	1,228	11,851	6,189
Changes in operating assets and liabilities, net of the effects of acquisitions and dispositions:
Accounts receivable	(92,898)	(110,374)	(71,254)	(146,788)
Inventories	18,802	(2,822)	3,318	41,347
Accounts payable	59,424	29,954	(13,714)	12,302
Other current liabilities	20,887	34,710	(16,193)	99,137
Other, net	1,370	9,956	(7,860)	(23,761)
Net cash provided from operations	663,241	537,570	1,210,091	1,105,258

Cash Flows from Investing Activities:
Additions to property, plant and equipment	(303,644)	(333,731)	(531,395)	(524,595)
Additions to capitalized software development costs	(14,861)	(18,564)	(28,410)	(37,313)
Additions to investments	(6,844)	(3,426)	(10,605)	(4,477)
Purchases of property, net of cash acquired	(7,500)	(190)	(132,084)	(19,724)
Proceeds from the lease of cell site towers	—	—	—	7,500
Proceeds from the return on investments	3,743	8,426	17,584	19,709
Other, net	(226)	3,050	6,961	(6,071)
Net cash used in investing activities	(329,332)	(344,435)	(677,949)	(564,971)

Cash Flows from Financing Activities:
Dividends on preferred and common stock	(109,035)	(105,657)	(218,105)	(211,388)
Reductions in long-term debt	(569,232)	(25,557)	(740,484)	(253,002)
Distributions to minority investors	(18,283)	(13,201)	(28,255)	(25,757)
Long-term debt issued, net of issuance costs	—	2,810,910	—	2,810,910
Common stock issued	20,107	2,073	23,011	11,872
Net cash provided from (used in) financing activities	(676,443)	2,668,568	(963,833)	2,332,635

Net cash provided from discontinued operations	785,183	5,210	792,680	3,456

Effect of exchange rate changes on cash and short-term investments	903	3,017	783	2,651

Increase in cash and short-term investments	443,552	2,869,930	361,772	2,879,029

Cash and Short-term Investments:
Beginning of the period	52,861	72,256	134,641	63,157
End of the period	$ 496,413	$ 2,942,186	$ 496,413	$ 2,942,186

ALLTEL CORPORATION

RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)

(Dollars in thousands)

	THREE MONTHS ENDED		SIX MONTHS ENDED
	June 30, 2003	June 30, 2002	June 30, 2003	June 30, 2002

Net cash provided from operations	$ 663,241	$ 537,570	$ 1,210,091	$ 1,105,258
Adjustments to reconcile to net income under GAAP:
Income from discontinued operations	323,927	24,155	360,999	43,025
Cumulative effect of accounting change	—	—	15,591	—
Depreciation and amortization expense	(310,712)	(257,766)	(614,235)	(505,263)
Provision for doubtful accounts	(44,232)	(80,929)	(97,040)	(135,100)
Non-cash portion of integration expenses and other charges	(13,245)	(942)	(13,245)	(12,387)
Write-down of investments and other	(13,066)	(13,739)	(13,066)	(13,739)
Increase in deferred income taxes	(36,543)	(29,529)	(114,526)	(63,394)
Other non-cash changes, net	(13,649)	(1,228)	(11,851)	(6,189)
Changes in operating assets and liabilities, net of the effects of acquisitions and dispositions	(7,585)	38,576	105,703	17,763
Net income under GAAP	548,136	216,168	828,421	429,974
Adjustments to reconcile to net income from current businesses:
Write-down of receivables due to interexchange carrier’s bankruptcy filing, net of tax	—	8,694	—	8,694
Integration expenses and other charges, net of tax	9,449	5,408	9,449	31,498
Net financing costs related to prefunding the Company’s wireless and wireline acquisitions, net of tax	—	8,256	—	8,256
Write-down of investments and other, net of tax	10,358	8,438	10,358	8,438
Cumulative effect of accounting change	—	—	(15,591)	—
Income from discontinued operations	(323,927)	(24,155)	(360,999)	(43,025)
Net income from current businesses	244,016	222,809	471,638	443,835
Adjustments to reconcile to equity free cash flow from current businesses:
Depreciation and amortization expense	310,712	257,766	614,235	505,263
Capital expenditures	(303,644)	(333,731)	(531,395)	(524,595)
Capitalized software development costs	(14,861)	(18,564)	(28,410)	(37,313)
Equity free cash flow from current businesses	$ 236,223	$ 128,280	$ 526,068	$ 387,190